SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 19, 2005
Date of Report (Date of earliest event reported)

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 557-4630
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

     On January 19, 2005, the Board of Directors of Sovereign Bancorp, Inc. (“Sovereign”) approved certain amendments to Sovereign’s existing Shareholder Rights Plan. As a result of such amendments, Sovereign and Mellon Investor Services LLC, as Rights Agent, have executed a Second Amended and Restated Rights Agreement, dated as of January 19, 2005, which amends and restates the Rights Agreement, dated September 19, 1989, as previously amended and restated. This Amendment No. 3 to Current Report on Form 8-K/A amends Sovereign’s Current Report on Form 8-K filed on October 13, 1989, as amended by a Form 8-K/A No. 1 filed on January 22, 1996 and a Form 8-K/A No. 2 filed on July 3, 2001.

  Item 1.01 Entry into a Material Definitive Agreement.

     Sovereign and Mellon Investor Services LLC (“Mellon”), as Rights Agent, executed a Second Amended and Restated Rights Agreement, dated as of January 19, 2005 (the “Amended Rights Agreement”), which amends and restates the Rights Agreement, dated as of September 19, 1989, as previously amended and restated (the “Rights Agreement”). On January 19, 2005, the Board of Directors amended the Rights Agreement to (a) eliminate the “Adverse Person” provisions of the Rights Agreement, which permitted the Board of Directors to cause a Triggering Event under the Rights Agreement by determining that an owner of 4.9% or more of Sovereign’s outstanding voting securities was an “Adverse Person” (as defined in the Rights Agreement) and (b) eliminate the provisions of the Rights Agreement which permitted redemption of the Rights and amendment of the Rights Agreement only by Continuing Directors (defined in the Rights Agreement as directors of Sovereign (i) who were not affiliated or associated with an Acquiring Person and (ii) who were directors of Sovereign on June 21, 2001 or who were approved by such directors or their approved successors) so that a majority of the members of the Board of Directors, whether or not they would be considered Continuing Directors, can redeem the Rights and amend the Shareholder Rights Plan in accordance with the terms of the Amended Rights Agreement.

     The description of the Amended Rights Agreement is qualified in its entirety by reference to the copy of the Amended Rights Agreement filed as Exhibit 4.1 hereof, which is incorporated by reference herein. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Amended Rights Agreement.

  Item 3.03 Modifications to Rights of Security Holders.

     As indicated in the response to Item 1.01 of this Form 8-K/A, Sovereign and Mellon, as Rights Agent, have executed an Amended Rights Agreement, which amends Sovereign’s existing Shareholder Rights Plan. The Amended Rights Agreement modifies certain rights of holders of the Preferred Stock Purchase Rights issued under the Shareholder Rights Plan and registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The description of such modifications contained in Item 1.01 of this Form 8-K/A is incorporated by reference into this Item 3.03.

  Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

The following exhibit is filed herewith:

4.1	Second Amended and Restated Rights Agreement, dated as of January 19, 2005, between Sovereign Bancorp, Inc. and Mellon Investor Services LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.
Dated: January 24, 2005

	By:	/s/ Mark R. McCollom

Mark R. McCollom
Executive Vice President

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EXHIBIT INDEX

Exhibit Number
4.1	Second Amended and Restated Rights Agreement, dated as of January 19, 2005, between Sovereign Bancorp, Inc. and Mellon Investor Services LLC.